UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2005 (November 17, 2004)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1 INDEPENDENT AUDITORS REPORT
EX-99.2 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Item 8.01. Other Events.

On November 17, 2004, Windrose Medical Properties Trust (the “Company”) acquired a medical office park referred to as Central Medical Park, located in Durham, North Carolina, for approximately $14.6 million. The acquisition was financed by assuming $8.3 million in mortgage debt on the property with the balance paid in cash from the Company’s revolving line of credit.

Central Medical Park is located in close proximity to the Durham Regional Hospital, part of the Duke University Health System. The office park consists of nine medical office buildings that were 94.29% occupied at December 31, 2004. The property features 120,930 rentable square feet.

The Company is filing this Current Report on Form 8-K to satisfy the requirements of Rule 3-14 and Article 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended. The Company intends to file registration statements in connection with its Direct Stock Purchase and Dividend Reinvestment Plan and its 2002 Stock Incentive Plan as previously described in the Company’s prospectus supplement relating to an offering of the Company’s common shares filed on March 17, 2005.

Cautionary Statement Regarding Forward-Looking Statements.

Some of the statements in this Current Report on Form 8-K contain certain information and statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology including, but not limited to, “may,” “will,” expect,” “should,” “anticipate,” “target,” “goal,” “continue,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate” or similar terminology. These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K, as amended for the year ended December 31, 2004, and in other reports Windrose Medical Properties Trust files with the Securities and Exchange Commission from time to time. Windrose Medical Properties undertakes no obligation to revise or update publicly any forward looking statement for any reason.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Property Acquired. Attached as Exhibit 99.1 are the Independent Auditors’ Report and Statement of Revenue in Excess of Certain Expenses for the period January 1, 2004 through November 17, 2004.

(b)	Pro Forma Financial Information. Attached as Exhibit 99.2 is the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 (Unaudited).

(c) Exhibits.

23.1	-	Consent of Independent Registered Public Accounting Firm.

99.1	-	Independent Auditors’ Report and Statement of Revenue in Excess of Certain Expenses for the period January 1, 2004 through November 17, 2004.

99.2	-	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 (Unaudited).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: March 30, 2005	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.		Description

23.1	-	Consent of Independent Registered Public Accounting Firm.

99.1	-	Independent Auditors’ Report and Statement of Revenue in Excess of Certain Expenses for the period January 1, 2004 through November 17, 2004.

99.2	-	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 (Unaudited).

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